
SYNERGY
RESOURCES CORPORATION
Exploring the Denver-Julesburg Basin
Corporate Presentation
January 2013
NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the Company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Key Executives & Board Members

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Management has owned/operated 300+ D-J Basin Wells over last 30+ Years

Edward Holloway
President & CEO

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Co-Founder, Cache Exploration Inc.
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Member of Denver-Julesburg Petroleum Association
- Past President of Colorado Oil and Gas Association – 1990

William Scaff, Jr.
Vice President, Director

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Dresser Industries Area Manager and Total Petroleum Regional Manager
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Trustee of Colorado/Wyoming Petroleum Marketers Association

Frank Jennings
Chief Financial Officer

- 20+ years of accounting and finance experience
- Experience in oil and gas drilling, services, exploration and production
- Joined Synergy full time in March 2011
- Five years as CFO of Gold Resource Corporation (NYSE Amex: GORO)
- 10 years as CPA with PriceWaterhouseCoopers in Houston
- Four years as audit manager with The Walt Disney Companies
- MBA from Indiana University

George Seward
Board of Directors

- George Seward was appointed as a Director in July 2010.
- Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.
- Significant oil and natural gas experience
- Spearheaded leasing effort in Nebraska for SYRG.

Operational Highlights

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Rapidly Growing Production	In our first fiscal quarter ended November 30, 2012, **average daily BOE production increased 86%** compared to the same year-ago quarter.
Concentration in Wattenberg Field	High concentration of acreage in the prolific Wattenberg Field, with more than 400 net low-risk vertical drilling locations on 20-acre spacing.
Permits	**50 permits** completed, approved or in process. Includes 9 horizontal Niobrara wells and 3 horizontal Codell wells. All permits valid for 2 years.
Horizontal Drilling Potential	**250 net potential horizontal wells** in the Niobrara & Codell formations on existing Wattenberg acreage. **150+ net potential horizontal** wells in the Greenhorn & Niobrara formations in the Northern D-J Basin acreage.
Acreage Expansion	**238,800 gross acres** (202,800 net) Average Cost Per Acre: $114 net
Operations	**Interests in 273 gross wells** (219 net), of which Synergy operates 218

Our Leased Acreage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- All of our vertical wells are in the oil and high-liquids portion of the Wattenberg Field (Codell/Niobrara/J-Sand formations)
- Northern D-J Basin acreage is highly prospective for horizontal Niobrara and horizontal Greenhorn
- Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Mississippian and Pennsylvanian formations



Northern D-J Basin 14,252 net (high liquids)
Chase County, NE 48,321 net (oily)
Hayes County, NE 43,920 net (oily)
Dundy County, NE 23,751 net (oily)
Wattenberg Field, CO 16,355 net (high liquids)
Yuma & Washington Counties, CO 46,059 net (dry gas)
Hitchcock County, NE 2,492 net (oily)
Wyoming
Nebraska
Colorado
Kansa
Laramie
Kimball
Sedgwick
Perkins
Logan
Chase
Weld
Morgan
Dundy
Washington
Yuma
Adams
Douglas
Elbert
Lincoln

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- **Efficient use of capital**
- **Low drilling & completion costs**
- **Rapid return on investment**
- **Significant upside potential:** Multiple pay zones and horizontal wells targeting the Niobrara, Codell & Greenhorn formations
- **High success rate:** 99% of wells in Wattenberg Field have been completed
- **Liquid-rich natural gas**: High BTU content
- **Low lifting costs:** $3.47 per BOE
- **F&D costs:** $15.37 per BOE
- **Long life production and reserves:** 30+ years
- **Takeaway capacity:** Expanding in Rocky Mountain Region







Large Producers in the Wattenberg & D-J Basin

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Anadarko Petroleum
(NYSE:APC)
Market Cap $40.2B

- ~350,000 net acres in the Core Wattenberg
- Believes the play has net resources potential of 1.0 billion to 1.5 billion BOE, raised by 500 MBOE due to exceptional performance in the Codell & Niobrara
- Wattenberg Field producing 100+MBOE/d net
- 2000+ future drilling locations with EURs of 300-600 MBOE per well
- Drilled 45 Hz wells in Q3:12, expects to maintain this activity through year end with 10 operating rigs

Noble Energy
(NYSE:NBL)
Market Cap $19.1B

- 410,000 net acres in the Greater Wattenberg area
- 230,000 net acres in Northern Colorado
- Risked recoverable resource is 2.1 BBOE
- Plans to double 2012 activity in two years
- Drilled approximately 80 horizontal wells in 2011, will drill 500 wells per year by 2016

PDC Energy
(Nasdaq:PDCE)
Market Cap $1.1B

- Operates >2500 gross wells in the Wattenberg
- ~103,000 net acres in the Core Wattenberg
- Currently running 2 rigs in the Core Wattenberg
- 546 horizontal opportunities in inventory, down spacing and Hz Codell provide upside

Bonanza Creek Energy
(NYSE:BCEI)
Market Cap $1.3B

- Expects to drill 72 wells in the Wattenberg in FY 2013, 64 in the Niobrara "B"
- Running 4 Hz rigs by the second quarter
- ~30,000 net acres within the Greater Wattenberg Field
- Experiencing 30-day IP rates of 503 BOE/D and 60-day IP rates of 394 BOE/D

Bill Barrett Corp.
(NYSE:BBG)
Market Cap $813.4M

- 283 gross drilling locations
- Maintain two two active rigs in the D-J Basin in 2013
- Added 42,200 net acres since YE 2011, 75,605 net acre position as of Q312
- Planned to drill ~20 net horizontal Niobrara wells in 2012

Carrizo
(NASDAQ:CRZO)
Market Cap $874.6M

- 35,000 net acres in the Niobrara formation
- JV with Lanzhou Haimo Tech, sold ~$4500 per acre plus production

> ***"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."***
>
> \- John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

Source: Company Presentations and Earnings Calls, Market values as Jan 25, 2013

134 Vertical / Directional Wells Drilled

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

134 Drilled

Formations	Drilling Activity	Production Activity	
Niobrara A		5 producing Niobrara-only wells (120 wells in Niobrara behind pipe not yet producing)	10 producing Codell/Niobrara comingled wells
Niobrara B			
Niobrara C			
Codell		106 producing Codell wells	7 producing J-Sand/Codell comingled wells (not including Greenhorn)
Greenhorn	85 drilled to Greenhorn	1 producing Greenhorn well	
J-sand	68 drilled to J-Sand Zone	5 producing J-Sand wells (to come up to Codell in near future)	

Vertical Well Strategy - Wattenberg


Production Per Zone Per Vertical Well*
Barrels of Oil Equivalent Per Day
200
180
160
140
120
100
80
60
40
20
0
Year 1
Year 2
Year 3
Year 4
J-Sand
Codell
Niobrara
Comingled
Well becomes candidate for refrac after comingled production declines

Maximizing the Barrels of Oil Equivalent per Vertical Well

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, we believe we can maximize the BOEs per well.


SUSSEX
SHANNON
NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

*Example is shown for illustrative purposes only and does not represent actual results.

Horizontal & Directional Drilling Expands Opportunity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Advent of pad drilling & new technologies has led to:
  - Improved drilling efficiencies
  - Increased production
  - Reduced costs
  - Mitigated environmental impact
- Allows for multiple wells from one site targeting the J Sand, Greenhorn, Codell, and Niobrara formations
- Initially targeting the Niobrara B bench, with potential from the Niobrara A & C benches
- Participated as a non-operator in five horizontal wells in fiscal 2012
- Plans to drill horizontal wells as an operator in second half of fiscal 2013

Horizontal & Directional Drilling Allows Multiple Wells on a Single PAD that Reach Multiple Zones



Single PAD
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Core Wattenberg Horizontal Potential

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Core Wattenberg Horizontal Potential Per 640 Acre Unit, Arial View

Proved HZ Well Density
Niobrara B Bench Only



12 Gross/10 Net wells per 640 Ac.
Net HZ Well Inventory: 250

Potential HZ Well Density
Niobrara B Bench/Codell Stacked



24 Gross/20 Net wells per 640 Ac.
Net HZ Well Inventory: 500

Potential HZ Well Density on Leases
w/ No Existing Vertical Wells



40 Gross/36 Net wells per 640 Ac.
Industry leaders are currently testing
40 acre spacing in multiple zones

● Vertical Well | ¦ WI 50% Niobrara | │ Niobrara | ¦ Stacked HZ Niobrara/Codell

Mississippian Lime Play Moving North

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



S. Dakota
Powder River Basin
Wyoming
Kennedy Basin
Chadron dome
Souxana Arch
Iowa
Nebraska
Banner
Laramie
Kimball
Cheyenn
Deuel
Sedgwick
Logan
Phillips
Weld
Morgan
Colorado Mineral Belt
Cambridge Arch
North Platte Arch
Central Kansas Basin
Forest City Basin
Minden Arch
Missouri
Chase
Frontier
Dundy
Red Willow
Hitchcock
Pennsylvanian Play
Washington
Yuma
DJ Basin
Colorado
Salina Basin
Central Kansas Uplift
Hugoton Embayment
Las Animas Arch
Kansas
Nemaha Uplift
Mississippian Lime Play
Cherokee Basin
New Mexico
Oklahoma
Texas
50mi

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 118,484 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases (10 years)
- Apache views this as an extension of their horizontal oil play
- Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) recently acquired 580,000 net acres in Nebraska & Kansas



Nebraska
Colorado
Kansas
Chase County, NE
48,321 net (oily)
Hayes County, NE
43,920 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County,
NE 2,492 net (oily)

Multiple Stacked Play



Type Log
Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian
Lime

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



$9M
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0M
238% CAGR Q1-10 to Q1-12
Oil
NGL
Gas
1Q Nov-10
2Q Feb-11
3Q May-11
4Q Aug-11
1Q Nov-11
2Q Feb-12
3Q May-12
4Q Aug-12
1Q Nov-12
Revenue Mix
(MRQ)
Oil 78%
NGL 8%
Gas 14%

Average Sales Price per Quarter

	1Q Nov-10	2Q Feb-11	3Q May-11	4Q Aug-11	1Q Nov-11	2Q Feb-12	3Q May-12	4Q Aug-12	1Q Nov-12
Oil (Bbls)	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03	$92.33	$91.21	$82.89	$81.03
Gas & Liquids (Mcf)	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23	$4.09	$3.62	$2.82	$4.27
NGL Premium (%)	36%	38%	32%	39%	41%	41%	48%	47%	35%

1P Reserve Growth by Year (PV-10)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG


Total 1P PV-10
$148.8 Million
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
200% CAGR
8/31/10
BOEs ~1.4M
8/31/11
BOEs ~4.4M
8/31/12
BOEs ~10.7M
PDP
PDNP
PUD
PV-10 Reserve Report

78% of PV-10 value is currently oil weighted

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Stock Price *(1/24/13)*	*$5.93*
52 Week High/Low	*$6.39-$2.40*
Shares Outstanding	*54.9M*
Public Float	*40.1M*
Warrants Outstanding	*9.4 M*
Options Outstanding	*5.1 M*
Avg. Daily Vol. *(3 mo.)*	*321,597*
Market Capitalization	*$325.0 M*
Institutional Holdings	*30%*
Insider Holdings, est.	*22%*
Total Capital Raised *(net)*	*$76.1 M*
Founded	*2008*
Fiscal Year End	*August 31*

Revenue *(ttm)*	*$28.8 M*
Net Income *(ttm)*	*$12.7M*
EPS *(ttm)*	*$0.25*
Cash & STI *(mrq)*	*$ 12.5 M*
Total Assets *(mrq)*	*$130.7 M*
Long Term Debt *(12-31-12)*	*$42 M*
Current Credit Facility	$150 M
Borrowing Base	*$47.0 M*



SYRG Daily
1/23/13
7
6
5
4
3
2
Volume
©BigCharts.com
6
4
2
0
Millions
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 13

Revenue & Adjusted EBITDA
($ Millions)



Revenues
Adj. EBITDA
$2.2M
-$0.1M
$10.0M
$6.3M
$25.0M
$18.2M
$28.8M
$21.3M
FY 2010
FY 2011
FY 2012
TTM

Sources: Capital IQ, SEC, Company estimates
ttm = trailing twelve months; mrq = most recent quarter; STI= short term investments

2013 CAPEX Budget

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Total CAPEX Budget of $82 million (✓= completed activity)
  - ✓ $15 million to drill 27 new vertical wells as operator
  - ✓ $30 million cash for acquisition of Orr Energy*
  - $17 million to drill 4 new horizontal wells as operator
  - $14 million to participate as a non-operator to drill ~10 horizontal and 8 vertical wells
  - $1 million for existing well recompletions
  - $5 million for land leasing and acquisitions
- CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings

**Excludes $12 million in common stock as a portion of the closing price for Orr Energy*

Orr Energy Acquisition Details

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 36 producing wells in the Wattenberg field for $42 million
  - $30 million in cash, $12 million in stock
- Wells producing at average rate of 360 BOE/D net
- Also includes 3,196 net acres:
  - 2,191 net acres located in the core Wattenberg field, with potential to drill:
    - 75 new vertical wells on 20 acre spacing
    - 55 Codell / Niobrara horizontal wells on 80 acre spacing
  - 1,005 net acres Northeast of the Wattenberg in Grover, CO
    - Can utilize existing seismic to establish FY2013 drill plan
- Acquisition closed in December 2012

Key Takeaways



Synergy is pursing a well-defined plan for creating shareholder value:

- Continue to expand acreage footprint through leases and acquisitions
- Implement aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Leverage management's extensive experience and expertise in the basin
- Participate with major producers in the horizontal Niobrara
- Drill and operate horizontal wells starting in the third quarter of fiscal year 2013

Appendix

Capitalization

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Shares Outstanding: 54.9 million*
- Warrants Outstanding:
  - 9.0 mm @ $6, expiring on 12/31/14
  - 0.4 mm @ Avg $1.60, expiring on 12/31/14
- Options Outstanding:
  - 2.0 mm @ $1, expiring 06/11/13
  - 2.0 mm @ $10, expiring 06/11/13
  - 1.1 mm of Employee Options
- Current Public Float: ~78%
- Management and Insider Ownership: ~22%
- Institutional Ownership: ~ 30%

* Includes 3,128,422 shares issued as partial compensation for the Orr Energy acquisition

BOE & Oil Reserve Growth

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Total reserves exceed 10 million BOEs
- Oil reserves have grown greater than 5X in the last two years
  - Growth in oil reserves will provide a catalyst for revenue growth today
- Gas reserves have grown greater than 7X in the last two years
  - Growth in gas reserves provides upside when prices rebound from currently depressed levels



Oil Reserve Growth
Barrels of Oil
6M
5M
4M
3M
2M
1M
0M
8/31/2010
8/31/2011
8/31/2012
PDP
PDNP
PUD



Gas Reserve Growth
Cubic Feet of Gas
40 B
35 B
30 B
25 B
20 B
15 B
10 B
5 B
0 B
8/31/2010
8/31/2011
8/31/2012
PDP
PDNP
PUD

Wattenberg and Extended Area Activity


EOG Resources
JAKE 2-01 H Well
Niobrara B Bench
HEREFORD
WATTENBERG
EXTENTION
NE COLORADO
Synergy
16,355 Acres
CORE
WATTENBERG
GREELEY
HIGH
GOR
AREA
Synergy
14,252 Acres
Morgan
10 mi

Activity by Operator

- Synergy Resources
- Anadarko
- Noble Energy
- PDE Energy
- EOG Resources
- Encana Oil & Gas
- Bonanza Creek Energy
- Chesapeake
- Carrizo Oil & Gas
- Whiting Oil & Gas

Board of Directors

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Edward Holloway
- Synergy Resources President & CEO
- Director since June 2008
- 30+ years of Oil and Gas Executive Leadership
- Co-Founder of Cache Exploration & Petroleum Management

William Scaff, Jr.
- Synergy Resources Executive Vice President
- Director since June 2008
- 30+ years of Oil & Gas Executive Leadership
- Co-Founder of Petroleum Management

George Seward
- Director since July 2010
- Co-Founded Prima Energy in 1980, sold to Petro-Canada in 2004 for $534 million
- Significant oil and gas experience

Raymond McElhaney
- Independent director since May 2005
- Co-Founded & current president of MCM Capital Management
- Former Founder and President of Spartan Petroleum and Exploration

Bill Conrad
- Independent director since May 2005
- Former President of Wyoming Oil & Gas
- Involved in the oil & gas industry for over 20 years

Rick Wilber
- Independent director since June 2008
- President of Lynn's Hallmark Cards
- Private Investor and Consultant to numerous start up and early stage companies

R.W. "Bud" Noffsinger, III
- Independent director since September 2009
- President &CEO of RWN3
- Former Chief Credit Officer for First Western Trust Bank

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Firm	Analyst
Brean Capital	Jeff Connolly
C.K. Cooper & Co.	Joel Musante, CFA
Global Hunter Securities	John Malone, Ph.D.
GVC Capital	Michael Shonstrom
Johnson Rice & Co.	Welles Fitzpatrick
MLV & Co.	Kim Pacanovsky, Ph.D.
Northland Capital Markets	Reed Anderson
Sidoti & Co.	Gabriel Daoud
Wm Smith & Co.	Rob Young
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.